Acquisitions	12 Months Ended
Mar. 31, 2022
Business Combinations [Abstract]
Acquisitions
37. Acquisitions

Business combinations are accounted for using the acquisition method. The identifiable assets acquired and liabilities assumed are recognised at their fair values at the acquisition date.
Goodwill is initially measured as the excess of the aggregate of the consideration transferred, the amount recognised for any non-controlling interest and the acquisition-date fair values of any previously held interest in the acquiree over the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date.
Acquisition-related costs are expensed as incurred and included within Other operating income and costs.

Acquisition of WPD
On 14 June 2021, National Grid plc acquired 100% of the share capital of PPL WPD Investments Limited (WPD), the holding company of Western Power Distribution plc, which is the UK’s largest electricity distribution network operator. The acquisition, along with the two planned disposals disclosed in note 10, strategically pivots National Grid’s UK portfolio towards electricity, in order to significantly enhance National Grid’s role in the delivery of the UK’s net zero targets, given that electricity distribution is expected to see a high level of asset growth as a result of the ongoing energy transition.
The total cash consideration for the transaction was £7.9 billion, all of which was paid upfront, with no further contingent or deferred consideration payable. As a result of the acquisition, one of WPD’s existing borrowing facilities became repayable immediately due to a change in control clause within the original borrowing agreement. The borrowing facility was immediately replaced with an intercompany loan of £350 million from National Grid plc. National Grid funded the transaction price and the new intercompany loan by taking out a bridge financing facility (see note 33), that it will commence repaying with the proceeds of the planned disposals.
The fair values of the assets and liabilities following the finalisation of the purchase price allocation are set out below:

	IFRS book value at acquisition £m	Fair value adjustments £m	Fair value £m
Non-current assets
Property, plant and equipment	14,077	(4,026)	10,051
Other intangible assets	49	1,714	1,763
Pension assets	402	164	566
Other non-current assets	27	—	27
Total non-current assets	14,555	(2,148)	12,407

Current assets
Trade and other receivables	268	—	268
Financial and other investments	69	—	69
Cash	44	—	44
Other current assets	42	—	42
Total current assets	423	—	423
Total assets	14,978	(2,148)	12,830

Current liabilities
Borrowings	(730)	—	(730)
Trade and other payables	(531)	48	(483)
Other current liabilities	(35)	—	(35)
Total current liabilities	(1,296)	48	(1,248)
Non-current liabilities
Borrowings	(5,967)	(1,589)	(7,556)
Deferred tax	(1,013)	224	(789)
Contract liabilities	(2,706)	2,706	—
Other non-current liabilities	(56)	(21)	(77)
Total non-current liabilities	(9,742)	1,320	(8,422)
Total liabilities	(11,038)	1,368	(9,670)

Total identifiable net assets	3,940	(780)	3,160
Goodwill	1,254	3,467	4,721
Total consideration transferred	5,194	2,687	7,881

Satisfied by:
Cash consideration			7,881
Total consideration transferred			7,881
37. Acquisitions continued
The goodwill arising from the acquisition represents the future expected growth in the WPD business, the benefits that are expected to be achieved as a result of the combination of the two businesses and the expertise of the management team acquired. No component of goodwill qualifies for recognition as a separate tangible or intangible asset. The goodwill is not deductible for tax purposes and at the acquisition date, there were no material contingent liabilities.
The fair value of trade and other receivables of £270 million includes trade receivables with a fair value of £86 million. The gross contractual amount for trade receivables due is £103 million, of which £17 million was expected to be uncollectible.
Total acquisition-related costs of £110 million were recognised within Other operating income and costs, of which £15 million was recognised in the year ended 31 March 2021 and £95 million in the year ended 31 March 2022.
WPD generated revenues of £1,468 million and profit before tax of £781 million for the period from 14 June 2021 to 31 March 2022. If the acquisition had occurred on 1 April 2021, the Group’s consolidated revenue and consolidated profit before tax from continuing operations for the 12 months ended 31 March 2022 would have been £18,806 million and £3,600 million respectively.